Exhibit 23.3

FORM OF CONSENT OF TAX COUNSEL

We hereby consent to the filing of our opinion as Exhibit 8.1 to this Registration Statement in Pre-effective Amendment No. [___] to Form S-1 and to all references to our Firm included or made a part of this Registration Statement.

New York, New York
[______________], 2009